1 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved Goldman Sachs U.S. Financial Services Conference Tim Spence President December 8, 2021

2 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved Cautionary statement This presentation contains statements that we believe are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder. All statements other than statements of historical fact are forward-looking statements. These statements relate to our financial condition, results of operations, plans, objectives, future performance, capital actions or business. They usually can be identified by the use of forward-looking language such as “will likely result,” “may,” “are expected to,” “is anticipated,” “potential,” “estimate,” “forecast,” “projected,” “intends to,” or may include other similar words or phrases such as “believes,” “plans,” “trend,” “objective,” “continue,” “remain,” or similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” or similar verbs. You should not place undue reliance on these statements, as they are subject to risks and uncertainties, including but not limited to the risk factors set forth in our most recent Annual Report on Form 10-K as updated by our filings with the U.S. Securities and Exchange Commission (“SEC”). When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements we may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to us. We undertake no obligation to release revisions to these forward-looking statements or reflect events or circumstances after the date of this document. There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) effects of the global COVID-19 pandemic; (2) deteriorating credit quality; (3) loan concentration by location or industry of borrowers or collateral; (4) problems encountered by other financial institutions; (5) inadequate sources of funding or liquidity; (6) unfavorable actions of rating agencies; (7) inability to maintain or grow deposits; (8) limitations on the ability to receive dividends from subsidiaries; (9) cyber-security risks; (10) Fifth Third’s ability to secure confidential information and deliver products and services through the use of computer systems and telecommunications networks; (11) failures by third-party service providers; (12) inability to manage strategic initiatives and/or organizational changes; (13) inability to implement technology system enhancements; (14) failure of internal controls and other risk management systems; (15) losses related to fraud, theft, misappropriation or violence; (16) inability to attract and retain skilled personnel; (17) adverse impacts of government regulation; (18) governmental or regulatory changes or other actions; (19) failures to meet applicable capital requirements; (20) regulatory objections to Fifth Third’s capital plan; (21) regulation of Fifth Third’s derivatives activities; (22) deposit insurance premiums; (23) assessments for the orderly liquidation fund; (24) replacement of LIBOR; (25) weakness in the national or local economies; (26) global political and economic uncertainty or negative actions; (27) changes in interest rates; (28) changes and trends in capital markets; (29) fluctuation of Fifth Third’s stock price; (30) volatility in mortgage banking revenue; (31) litigation, investigations, and enforcement proceedings by governmental authorities; (32) breaches of contractual covenants, representations and warranties; (33) competition and changes in the financial services industry; (34) changing retail distribution strategies, customer preferences and behavior; (35) difficulties in identifying, acquiring or integrating suitable strategic partnerships, investments or acquisitions; (36) potential dilution from future acquisitions; (37) loss of income and/or difficulties encountered in the sale and separation of businesses, investments or other assets; (38) results of investments or acquired entities; (39) changes in accounting standards or interpretation or declines in the value of Fifth Third’s goodwill or other intangible assets; (40) inaccuracies or other failures from the use of models; (41) effects of critical accounting policies and judgments or the use of inaccurate estimates; (42) weather-related events, other natural disasters, or health emergencies (including pandemics); (43) the impact of reputational risk created by these or other developments on such matters as business generation and retention, funding and liquidity; and (44) changes in law or requirements imposed by Fifth Third’s regulators impacting our capital actions, including dividend payments and stock repurchases. You should refer to our periodic and current reports filed with the SEC for further information on other factors, which could cause actual results to be significantly different from those expressed or implied by these forward-looking statements. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations or any changes in events, conditions or circumstances on which any such statement is based, except as may be required by law, and we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The information contained herein is intended to be reviewed in its totality, and any stipulations, conditions or provisos that apply to a given piece of information in one part of this press release should be read as applying mutatis mutandis to every other instance of such information appearing herein. Copies of those filings are available at no cost on the SEC’s Web site at www.sec.gov or on our Web site at www.53.com. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results. In this presentation, we may sometimes provide non-GAAP financial information. Please note that although non-GAAP financial measures provide useful insight to analysts, investors and regulators, they should not be considered in isolation or relied upon as a substitute for analysis using GAAP measures. We provide a discussion of non-GAAP measures and reconciliations to the most directly comparable GAAP measures in later slides in this presentation, as well as on pages 27 through 29 of our 3Q21 earnings release. Management does not provide a reconciliation for forward-looking non-GAAP financial measures where it is unable to provide a meaningful or accurate calculation or estimation of reconciling items and the information is not available without unreasonable effort. This is due to the inherent difficulty of forecasting the occurrence and the financial impact of various items that have not yet occurred, are out of the Bancorp's control or cannot be reasonably predicted. For the same reasons, Bancorp's management is unable to address the probable significance of the unavailable information. Forward-looking non-GAAP financial measures provided without the most directly comparable GAAP financial measures may vary materially from the corresponding GAAP financial measures.

3 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved Living our purpose guided by our vision and values Our Vision Be the One Bank people most value and trust Our Core Values Our Purpose To improve the lives of our customers and the well-being of our communities Work as One Bank Take Accountability Be Respectful Act with Integrity Our purpose, vision, and core values support our commitment to generating sustainable value for stakeholders

Delivering on our financial commitments

2016 long-term commitments	Select proof points	Select outcomes
1 Differentiating our brand and customer experience	• Momentum Banking • Enhanced mobile app and credit card offering ("Cash/Back") • Better client experience and enhanced innovative Treasury Management offerings (incl. Expert AP/AR) • Digital availability of core deposit products with best-in-class account opening process	✓ Consistent household growth in all markets ✓ Lowest reliance on overdrafts among peer banks with significant consumer operations ✓ **World's Most Ethical Company honoree** ✓ Responsible CEO of the Year
2 Optimizing the balance sheet	• Reduced Commercial loans and leases by $7BN due to risk/return profile • De-emphasized CRE • Exited businesses and focused on clients with resilient and diversified businesses • Hedging and investment portfolio management to provide long-term NIM protection	✓ Top quartile key credit metrics (NPA/NPL), with historically low charge-offs in 3Q21 ✓ Lowest concentration of CRE as percentage of total risk-based capital ✓ $15BN in cashflow hedges
3 Driving fee income growth	• Grew and diversified fee revenue to offset rate headwinds • Expanded fee-based capabilities to support commercial verticals through strategic partnerships and acquisitions (incl. H2C, Coker, Bellwether, etc.) • Emphasis on organic growth in capital markets fees supporting commercial verticals • Grew and diversified recurring Wealth & Asset Mgmt. fees	✓ 5% fee revenue CAGR since 2015 ✓ Adjusted fees as a % of total revenue has been above peer median for the past 5 years ✓ All captions comprise less than 20% of total adjusted fee revenue
4 Strategic expense management	• Branch network optimization • Completed several waves of staffing and vendor optimization • Lean process automation and re-engineering underway through 2022 • Ongoing business rationalization • Corporate real estate rationalization	✓ Achieved $200MM savings in 2021; targeting $125MM savings in 2022 ✓ Peer leading improvement in efficiency year-over-year

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5 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved Consistent household growth over the past several years has accelerated ~15% Historical trend of household growth 1.4% 2.5% 2.4% 3.4% 4.0% 2017 2018 2019 2020 Oct-21 YTD Annualized Year-over-year % change; excludes MB Financial impacts • Through October 2021 every market has experienced strong annualized year-to-date growth, driven by: • Chicago +8% • Southeast +6% (incl. +9% in North Carolina) • Midwest ex. Chicago +3% • 2021 Attrition rates are ~25% below pre-pandemic 2019 • One of the fastest growing banks for consumer checking payments • Fastest growing and #8 largest commercial bank debit spend volume1 • #3 fastest growth in ACH (Credit Receive) transaction among peers2, reflecting strong and growing share of direct deposits from primary accounts Key highlights 1Nilsen Report data, excludes community bank aggregator; 2Nacha annual rankings of top 50 financial institutions data, published March 30, 2021. 6% including MB Financial

Momentum Banking: Unparalleled value proposition

Combining the best of fintech and traditional banks

Early Pay	Free access to payroll up to two days early with direct deposit
Extra Time®	Additional time to make a deposit and avoid overdraft fees (until midnight the following business day)
MyAdvance™	Ability to advance funds against future qualified direct deposits (line starts at $50, up to $1,000)
Free Overdraft Protection	Automatic overdraft protection transfer from savings to checking with no fee
Immediate Funds	Ability to receive instant availability for check deposits
Smart Savings	Automated, algorithm-based savings

~1,100 branch network	50,000+ fee free ATMs	Throughout the U.S.
No monthly service fee	No minimum balance	Savings Goals

Momentum metrics

- ~770K Fifth Third Momentum accounts
- ~75% of new customers are in the 'Young' or 'Working' stage of life, with a median age of 36
- New customer median household income is $50-74K, with 16% earning $100K or more
- ~$9,000 average deposit balance
- Higher new-to-bank primacy rates with better digital adoption than legacy offering

Fifth Third core checking product mix

As of Oct-21


Momentum Banking
~33%
All other products
~67%

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7 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved 12% 4% 13% 15% 9% 14% 17% 17% 2015 1Full year adjusted noninterest income and full year adjusted total revenue are Non-GAAP measures. See reconciliations disclosed in the 3Q21 & 4Q15 earnings presentations; 2Peer group is comprised of Fifth Third’s board approved peers; Note: subtotals may not foot due to rounding • Strong fee growth across almost every caption with success in Commercial Banking, Treasury Management, and Wealth & Asset Management • Total adjusted fee revenue accounted for ~40% of total adjusted revenue • Adjusted fees as a % of total revenue has been above peer median2 for the past 5 years • Assessing other opportunities to further improve fee diversification Diversified and growing fee revenues 5% $2.4B $3.1B 14% 9% 12% 14% 5% 8% 18% 19% 3Q21 LTM Commercial Banking Wealth & Asset Management Mortgage Banking Consumer Deposit Fees Commercial Deposit Fees Card and Processing Leasing business revenue Other Noninterest Income 2015 to 2021 change in noninterest income Adjusted noninterest income1 CAGR (Treasury Management)

8 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved 19% Growing treasury management business while reducing reliance on punitive consumer deposit fees Successfully lowered the percentage of fees generated from consumers over the past several years ~25% ~75% Deposit fees as a % of adjusted revenue 3Q21 LTM Consumer deposit fees Commercial deposit fees 1Source: Regulatory data; Peer group is comprised of Fifth Third’s board approved peers’ Full year adjusted total revenue is a Non-GAAP measure. See reconciliation disclosed in the 3Q21 earnings presentations; 2Based on peers that have a less than 20% consumer loan mix per regulatory filings Continue to assess ways to further reduce reliance on punitive customer deposit fees Total deposit fees less consumer OD, maintenance, and ATM fees as a % of adjusted total revenue; LTM 3Q211 2.3% 2.3% 2.4% 2.6% 2.9% 3.0% 3.9% 4.4% 5.0% 5.6% 5.7% Peer 1 Peer2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Peer 10 FITB 8% 14% 17% 20% 30% 31% 32% 36% 39% 39% 45% Peer 1 Peer 2 FITB Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Peer 10 Overdraft fees as a % of total deposit fees; LTM 3Q211 Do not have significant consumer operations2 Lowest reliance on overdraft fees among peer banks with significant consumer bank operations Highest percentage of other deposit fees highlight the strength of our Commercial Treasury Management business

9 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved 2015 3Q21 Specialized industry verticals generate distinctive financial results and risk management Healthcare ~$3.7B Energy (incl. Renewables) ~$3.3B Entertainment, Lodging and Leisure ~$1.7B Retail ~$4.0B Technology Media Telecom ~$3.4B Financial Institutions ~$3.2B Commercial Real Estate ~$9.9B Unique value proposition • Strategic advisory for differentiated client experience • Industry specific expertise, insights and tailored solutions • Differentiated financial outcomes and enhanced financial risk management Superior financial performanceIndustry vertical execution strategy 2015 3Q21 LTM Industry verticals Total fees NCO ratio 0.24% 0.08% Commercial Portfolio ex. Verticals Industry Verticals Industry vertical expertise Asset Based Lending Debt Capital Markets Treasury ManagementFinancial Risk Mgmt. / Hedging M&A Advisory Leveraged Lending Equity Capital Markets $ in billions; loans outstanding as of 9/30/211 1Based on a management reporting basis Period-end Loans Outstanding 3Q21 LTM Traditional Lending & Leasing 16 bps lower

10 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved % Change 9/30/20 9/30/21 11/30/21 11/30/21 vs. 9/30/21 Total Commercial Portfolio 33.4% 31.1% 31.4% 0.3% Middle Market 32.7% 32.3% 33.9% 1.6% All Industry Verticals 35.3% 31.1% 31.4% 0.3% Other 31.5% 30.3% 29.7% (0.7%) Well positioned to generate strong commercial loan growth (7%) (7%) (4%) (1%) 1% 1% 2% 2% 5% Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 X 1Peer group is comprised of Fifth Third’s board approved peers; PNC & HBAN excluded due to merger impacts; Data sourced from regulatory filings Percent change in total C&I commitments; 9/30/21 vs. 12/31/20 Peer leading year-to-date commitment growth1 33.4% 31.8% 31.2% 31.3% 31.1% 31.4% 3Q20 4Q20 1Q21 2Q21 3Q21 Nov-21 Total commercial portfolio line utilization Pre-pandemic average: 36 – 37% Line utilization % Utilization rates continue to track well-below normal levels ~$4BN balance upside (with stable commitments) Recent uptick in utilization driven by middle market Total RLOC portfolio outstandings as of 11/30/21: Middle Market: ~$6.1BN All Industry Verticals: $11.7BN Other: ~$8.1BN

11 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved Significant earnings power in a rising rate scenario given excess liquidity $0 +$5 +$10 $ b ill io n s Deposit Betas 37% 10% P o te n ti a l in c re a s e i n in v e s tm e n t s e c u ri ti e s 1 % change in annual NII versus static rates (9/30/21) +100 bps Parallel Ramp over next 12 months Year 2 Impacts +11.4% +12.3% +13.2% +16.7% +17.6% +18.5% …which could lead to meaningful NII improvement in a rising rate scenario when deployed 1Investment increases are shown for illustrative purposes only and are not intended to reflect expected investment gains. Pro-forma benefit from cash deployment modeled at 2% yield. Industry liquidity could result in lower betas during next rising rate cycle Future performance of investments depends on many factors including the make-up of the securities portfolio at any time, changes in interest rates, and changing market conditions. Results may vary. Please refer to most recent 10-K filling for additional disclosures around Fifth Third’s ALM modeling methodology. (with no lag) Adding $10B in securities under a scenario where market rates increase 1% with a deposit beta of 10% would result in 18.5% higher annual NII (or ~$875MM annualized NII) Record deposit growth combined with patient securities positioning has led to significant excess cash position $34B As of 3Q21 period-end balances Other short-term investments ~$32B of excess liquidity ~$2B normalized Generally expect over several years: • ~1/3 to be deployed into loan growth • ~1/3 of excess deposit runoff • ~1/3 to be deployed into securities

12 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved Fifth Third value proposition Generating strong relationship growth in all our markets with a focus on our Southeast expansion, and on continually improving the digital experience Diversified and growing fee revenues to support profitability and generate strong returns Investing for long-term outperformance (people, processes, technology) while still delivering strong financial results Focused on deploying capital into organic growth opportunities, paying a strong dividend, non-bank opportunities and share repurchases; Bank acquisitions remain a lower priority Maintaining a disciplined approach to rate and credit risk management Significantly different bank compared to the Fifth Third from a decade ago (credit, capital, management, culture) 1 2 3 4 5

13 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved Appendix

14 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved ESG priorities and actions Data is for fiscal year 2020, unless otherwise noted; 11/1/2012-6/30/2021; 2For Scope 1, Scope 2 and business travel under Scope 3 emissions; 3In terms of ethnicity or gender; 42016-2020; 5since 2004 Addressing climate change Promoting inclusion and diversity Demonstrating our commitment to employees Strengthening our communities Keeping the customer at the center $180MM Neighborhood Investment Program in nine majority-Black communities $41.6BN delivered against 2016 $32BN community commitment4 2.6MM people educated through our L.I.F.E programs 51,727 hours of community service $18 minimum wage per hour since 2019 Up to $2,250 in special payments to front-line employees Up to 7% 401(k) employer contribution with 83% participation MyDay customer recommendation engine 99% of banking centers remained open and 3MM+ customer calls since start of the pandemic Momentum Banking, with Extra Time ®, Early Pay and MyAdvanceTM Low reliance on punitive consumer fees 50,000+ fee-free ATMs Expert AP/AR innovative TM offerings $2.8BN accelerating racial equality, equity and inclusion initiative 40% board diversity3 59% women; 26% persons of color in workforce >99% pay equity for women and minorities $75.4MM diverse supplier spend ~$6.4BN in lending and financing to renewable energy projects towards our $8BN goal by 20251 $500MM inaugural Green Bond issued in October 2021 Dedicated Climate Risk Management Program Carbon neutral in our operations since 20202 Fifth Third is committed to maintaining ESG leadership position

15 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved ESG ratings and recognitions ESG data providers Third-party recognitions Best Private Bank – Digitally Empowering RMs Global Private Banking Innovations Awards 2021 Winner Most Responsible Companies Recognized by Newsweek in 2020 Ranked #1 in COVID Response 2021 Financial Health and Advice from a leading study America’s Best Employer for Diversity Recognized by Forbes in 2021 America’s Best Employer for New Grads Recognized by Forbes in 2021 Excellence in Business Banking Treasury Management Recognized by Greenwich Associates in 2020 Customer Experience Leader Recognized by Greenwich Associates in 2020 for Middle Market Banking 100% Score Human Rights Campaign Corporate Equality Index for sixth consecutive year 100% Score Disability Equality Index in 2021 Green Power Leadership 2020 award from Environmental Protection Agency Responsible CEO of the Year Recognized by 3BL Media for community impact in 2021 National Certification For Express Banking account as safe and affordable World’s Most Ethical Company Recognized by Ethisphere in 2019 and 2021 Peer group comprises of Fifth Third’s board approved peers SSGA R-Factor Score Aug 2021 Outperformer Top 10-30% among Commercial Banks S&P Global ESG Score Corporate Sustainability Assessment 73rd Percentile Top quartile among peers MSCI ESG Rating Nov 2021 A Recently upgraded 3 notches CSRHub ESG Ranking Nov 2021 82nd Percentile 3rd among peers CDP Climate Change 2019, 2020, 2021 A- Only peer to earn leadership score 3 years in a row Sustainalytics ESG Risk Rating June 2021 Low Risk Top among peers

16 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved $2.3 $3.6 $4.5 $4.2 $4.0 $3.6 $3.8 $2.5 $1.6 2019 2020 FY21E FY22E FY23E FY24E FY25E FY26E Securities portfolio will continue to provide differentiated performance 52% 5% 12% 52% 19% 21% 9% 11% 11% Other Non-agency RMBS Non-agency CMBS ABS Muni US Treasury Agency CMO Agency CMBS Agency RMBS Peer average portfolio mix 9/30/21 Duration: 4.0 5.0 FY15 FY16 FY17 FY18 FY19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 FITB Peer Median Consistent securities yield outperformance1 Less reinvestment risk and longer duration portfolio continues to differentiate vs. peers1 Expect existing securities portfolio cash flows to stabilize over the next several years2 1Source: Regulatory data pulled from S&P Market Intelligence; Peer group is comprised of Fifth Third’s board approved peers; Fifth Third duration is for the taxable available-for-sale debt and other investment securities portfolio; Peer duration excludes PNC, HBAN, RF, and FHN; 2Represents forward looking statement, please refer to page 2 of this presentation regarding forward- looking non-GAAP measures $ in billions 3Q21 YTD 4Q21E ~75 bps outperformance from FY15 to FY19 ~100 bps outperformance over past 9 qtrs

17 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved $8 $8 $8 $8 $8 $8 $7 $7 $7 $3 $3 $2 $1 $1 $1 $4 $4 $4 $4 $4 $4 $4 $4 $4 $4 $4 $4 $3 $3 $3 $3 $3 $3 $3 $3 $3 $3 $3 $3 $3 $11 $12 $15 $15 $15 $15 $14 $14 $14 $10 $10 $9 $8 $5 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 Floors Forward starting swaps Existing swaps ($3BN @ 2.25% 1-month LIBOR strike) Cash flow hedges continue to protect NIM for next 3+ years1 EOP Notional value of cash flow hedges ($ Billions) Cash flow hedges Hedges1 expected to generate an NII benefit of ~$330MM in 2022 assuming 1ML remains at 9 bps4 Actual Blended rate of swaps: • 4Q21: 2.79% • 1Q22-4Q22: 2.35% • 1Q23-3Q23: 2.32% • 4Q23-1Q24: 1.89% • 2Q24: 1.71% • 3Q24-4Q24: 1.44% Added in October 2021 ($4BN @ 0.99% receive fixed / pay 1-month LIBOR) 1All swaps are receive fixed / pay 1-month LIBOR, 2$1BN forward starting swap becomes effective on 12/31/2021, 3$3BN floors mature on 12/16/2024; 4Represents forward looking statement, please refer to page 2 of this presentation regarding forward-looking non-GAAP measures $8BN @ 3.02% receive fixed / pay 1-month LIBOR as of 4Q21 2 3

18 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved Paycheck Protection Program update 1Represents forward looking statement, please refer to page 2 of this presentation regarding forward-looking non-GAAP measures $5.2 $5.1 $5.2 $4.8 $3.1 3Q20 4Q20 1Q21 2Q21 3Q21 Average PPP loan balances Period-end PPP loan balances $5.2 $4.8 $5.4 $3.7 $2.3 3Q20 4Q20 1Q21 2Q21 3Q21 $33 $31 $29 $25 $16 $10 $24 $28 $31 $41 $53 $53 $47 3Q20 4Q20 1Q21 2Q21 3Q21 Other Accelerated fees from forgiveness PPP interest income • Originated $7.3BN in PPP loans across all 3 waves • Expect ~95% of remaining PPP loans to be forgiven1 • 4Q21 Average Balance: $1.7BN • 4Q22 Average Balance: $0.2BN • Expect FY21 interest income of ~$180MM1 (including ~$30MM in 4Q21) and FY22 interest income of ~$40MM $ in millions $ in billions $ in billions

19 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved 210 249 3Q20 3Q21 2.62 2.76 3Q20 3Q21 +5% Year-over year growth Digital channel usage and engagement Active digital banking users Digital banking log-ins Digital sales (includes deposits, card, & loans) Digital transactions +19% Year-over year growth 3Q20 3Q21 2x growth 76% 30% % of deposits via Mobile As of 3Q21 % of digital transactions As of 3Q21 MillionsMillions Call center call volume Digital mortgage application volume 2.4 2.0 3Q20 3Q21 (15%) Year-over year decline 17% 97% 3Q20 3Q21 6x Improvement in mix of digital mortgage applications Millions